EXHIBIT 10.2

         AMENDMENT TO SECOND RESTATED AGREEMENT FOR WHOLESALE FINANCING

     This Amendment to Second Restated Agreement for Wholesale Financing ("Amendment") is made by and between MICROAGE COMPUTER CENTERS, INC. ("MCCI"), MICROAGE LOGISTICS SERVICES, INC. (MLS") and DEUTSCHE FINANCIAL SERVICES CORPORATION ("DFS") as of the 31 day of July, 1997.

     WHEREAS, DFS, MCCI and MLS entered into that certain Second Restated Agreement for Wholesale Financing dated as of August 3, 1995, as amended (the "AWF");

     WHEREAS, DFS, MCCI and MLS desire to amend the AWF as provided herein.

     NOW, THEREFORE, for and in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, DFS, MCCI and MLS agree as follows (except as otherwise defined herein, all capitalized terms will have the same meanings set forth in the AWF):

1. The references in Section 9(a) of the AWF to MCCI's Distribution Centers in Tempe, Arizona and Cincinnati, Ohio, shall be amended to mean MCCI's and MLS' Distribution Centers in Tempe, Arizona, Cincinnati, Ohio and Sparks, Nevada.

2. Subsection 9(a)(I) of the AWF is hereby amended and restated in its entirety to read as follows (all references to MCCI shall be deemed to be references to MCCI and MLS, jointly and severally):

          "(I) the sum of (I) sixty percent (60%) of the remainder of (A) the wholesale invoice price to MCCI of the Excess Inventory as reflected in the Inventory Warehouse Status Report, minus (B) an obsolescence reserve in the amount of Three Percent (3%) of the wholesale invoice price net of any price protection credits to MCCI of the Excess Inventory, or such other obsolescence reserve amount as DFS deems reasonably necessary from time to time, plus (II) until such time as DFS has first priority, fully perfected security interest in MCCI's inventory bearing any trademark or trade name of Compaq Computer Corporation, forty percent (40%) of the remainder of (C) the wholesale invoice price net of any price protection credits to MCCI of its inventory bearing any trademark or trade name of Compaq Computer Corporation which is new, unopened in the original container, which is located in MCCI's Tempe, Arizona, Cincinnati, Ohio and Sparks, Nevada Distribution Centers, and which has been owned by MCCI for not more than one hundred twenty (120) days as reflected in the Inventory Warehouse Status Report, minus (D) all amounts owed by MCCI to Compaq Computer Corporation as of the date of the Inventory Warehouse Status Report; minus (E) any Deficit Net Collateral Value of the Regular Inventory and any Deficit Net Collateral Value of the IBM Credit Inventory, as calculated pursuant to clause
(ii) below, and minus (F) the Guaranty Reserve Amount as defined in clause (iii) below (the 'Net Excess Inventory Availability');"

3. The fourth and fifth sentences of Section 21 of the AWF are hereby amended and restated in their entirety to read as follows:

          "Absent termination of this Agreement pursuant to Paragraph 12 or 14, this Agreement shall continue in full force and effect through August 2, 2000. Thereafter, this agreement will remain in full force and effect until the date which is ninety (90) days after a party gives written notice to the other that this Agreement is terminated upon the expiration of such ninety (90) days."
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4.  Notwithstanding  anything to the  contrary in the AWF,  MCCI and/or MLS will provide written notice to DFS within two (2) business days following any acquisition by MCCI and/or MLS of all or substantially all of the assets of, or any equity interest or stock in, another entity.

5. Except as expressly modified or amended herein, all other terms and provisions of the AWF, including without limitation all letter agreements regarding interest charges, fees and other amounts payable to DFS in connection with the AWF, to the extent consistent with the foregoing, will remain unmodified and in full force and effect and the AWF, as hereby amended, is ratified and confirmed by DFS, MCCI and MLS.

     IN WITNESS WHEREOF, DFS, MCCI and MLS have executed this Amendment as of the date and year first above written.

MICROAGE COMPUTER CENTERS, INC.

By:
     -----------------------------
Title:  Treasurer

MICROAGE LOGISTICS SERVICES, INC.

By:
     -----------------------------
Title: Treasurer

DEUTSCHE FINANCIAL SERVICES CORPORATION

By:
    ------------------------------
Title: VP and Area General Manager
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